                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549

                              -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)        May 15, 1996
                                                        ------------

                               OXIS INTERNATIONAL, INC.
                               ------------------------



    DELAWARE                     0-8092                       94-1620407
- --------------------------------------------------------------------------------
(State or Other            (Commission File Number)       (IRS Employer
Jurisdiction of                                           Identification Number)
Incorporation)

   6040 N. Cutter Circle, Suite 317,      Portland,   Oregon  97217
- --------------------------------------------------------------------------------
(Address of Principal Executive Offices)


Registrant's telephone number, including area code      (503) 283-3911
                                                        --------------


- --------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

                                          Total number of sequentially
                                           numbered pages:            9
                                                          ---------------

                                           Exhibit Index at page:     4
                                                                 --------

ITEM 5.  OTHER EVENTS
         ------------

On May 15, 1996, OXIS International, Inc. ("OXIS" or "the Company") filed its Form 10-Q Quarterly Report for the quarter ended March 31, 1996 with the U.S. Securities and Exchange Commission. The balance sheet included in the Form 10-Q showed total shareholders' equity of $3,494,000 as of March 31, 1996, which was less than the amount of net tangible assets required by the NASD for NASDAQ National Market Issuers.

Subsequent to March 31, 1996, during April and May 1996, OXIS has issued additional shares of its Series C and Series D Preferred Stock for cash and forgiveness of debt resulting in additions to net tangible assets of $3,358,000. On May 24, 1996 the Company filed its Current Report on Form 8-K reporting the closing of the sales of its Series C and Series D Preferred Stock.

The Company has prepared a balance sheet as of May 31, 1996 which reflects the additional capital resulting from the issuance of its Series C and Series D Preferred Stock. The balance sheet shows net tangible assets of $5,900,000. The balance sheet as of May 31, 1996 and statement of operations for the five months then ended are attached as an exhibit to this report.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 OXIS INTERNATIONAL, INC.
                                 (Registrant)


Dated:  June 21, 1996        By:  /s/ Jon S. Pitcher
                                  -------------------------------------
                                        Name:  Jon S. Pitcher
                                        Title:  Chief Financial Officer

                                 EXHIBIT INDEX


                                                                Page No. in
                                                           sequentially numbered
Exhibit No.                 Description                        current report
- -----------                 -----------                        --------------
 99.1            Consolidated Financial Information                   5
                 as of May 31, 1996

                                  EXHIBIT 99.1

                            OXIS INTERNATIONAL, INC.

                           CONSOLIDATED BALANCE SHEET
                                  (UNAUDITED)

                                                              May 31, 1996
ASSETS

Current assets:
  Cash and cash equivalents                                    $ 1,498,000
  Accounts receivable                                            1,160,000
  Inventories                                                      758,000
  Prepaid and other                                                152,000
                                                               -----------
     Total current assets                                        3,568,000

Property and equipment, net                                        931,000

Assets under capital leases, net                                 1,035,000

Technology for developed products and custom assays, net         4,200,000

Other assets                                                       378,000
                                                               -----------

     Total assets                                              $10,112,000
                                                               ===========

                            OXIS INTERNATIONAL, INC.

                           CONSOLIDATED BALANCE SHEET
                                  (UNAUDITED)

                                                            May 31, 1996
LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:

  Notes payable                                              $    300,000
  Accounts payable                                              1,376,000
  Customer deposits                                               250,000
  Accrued liabilities                                             800,000
  Current portion of capital lease obligations                    209,000
                                                             ------------
     Total current liabilities                                  2,935,000

Capital lease obligations and other                                22,000

8% convertible subordinated debentures                          1,255,000

Shareholders' equity:
  Preferred stock - $.01 par value; 5,000,000 shares
   authorized:
     Series B - 642,583 shares issued and outstanding
      (liquidation preference of $1,500,000)                        6,000
     Series C - 1,744,080 shares issued and outstanding            18,000
     Series D - 2,000 shares issued and outstanding                    --
  Common stock - $.50 par value; 25,000,000 shares
   authorized; 12,124,423 shares issued and outstanding         6,062,000
  Additional paid in capital                                   29,334,000
  Accumulated deficit                                         (29,490,000)
  Accumulated translation adjustments                             (30,000)
                                                             ------------

     Total shareholders' equity                                 5,900,000
                                                             ------------

Total liabilities and shareholders' equity                   $ 10,112,000
                                                             ============

                            OXIS INTERNATIONAL, INC.

                      CONSOLIDATED STATEMENT OF OPERATIONS
                                  (UNAUDITED)

                                                           Five Months Ended
                                                              May 31, 1996
Revenues:
  Product sales                                                  $ 2,319,000
  Royalties                                                           58,000
                                                                 -----------
     Total revenues                                                2,377,000

Cost and expenses:
  Cost of sales                                                    1,409,000
  Research and development                                         1,884,000
  Selling, general and administrative                              1,451,000
                                                                 -----------
     Total costs and expenses                                      4,744,000
                                                                 -----------
Operating loss                                                    (2,367,000)
Interest income                                                       15,000
Interest expense                                                    (107,000)
                                                                 -----------
Net loss                                                         $(2,459,000)
                                                                 ===========

Net loss per share                                               $      (.20)
                                                                 ===========

Weighted average number of shares used in computation             12,124,423
                                                                 ===========

             NOTES TO UNAUDITED CONSOLIDATED FINANCIAL INFORMATION


1.  FINANCIAL INFORMATION AND CONDENSED NOTES

    The unaudited consolidated financial information does not include all of the information and notes required by generally accepted accounting principles for complete financial statements. All adjustments considered necessary by management for a fair presentation have been included. Operating results for interim periods are not necessarily indicative of the results that may be expected for the full year.

    An annual report (Form 10-K) has been filed with the Securities and Exchange Commission for the year ended December 31, 1995. That report contains, among other information, a description of the Company's business, audited financial statements, notes to the financial statements, the report of the independent auditors and management's discussion and analysis of results of operations and financial condition. Readers of this report are presumed to be familiar with that annual report.


2.  NOTES PAYABLE

    In February 1995 certain of the Company's shareholders, who were former Bioxytech shareholders, advanced $766,000 to the Company pursuant to promissory notes which bore interest at 8% per year. In May 1996 the principal of the notes and accrued interest thereon were converted into 648,490 shares of the Company's Series C Preferred Stock.

3.  SHAREHOLDERS' EQUITY

    During the period from February through May 1996, the Company has issued 1,125,590 shares of Series C Preferred Stock for $1,463,000 cash and 648,490 shares of Series C Preferred Stock in exchange for forgiveness of the notes and accrued interest described in Note 2.

    Each share of Series C Preferred Stock is initially convertible into one share of the Company's common stock at the option of the holder at any time. After six months following the closing of the sales of Series C Preferred Stock, the conversion ratio may be adjusted under certain circumstances, and after eight months following the closing, the Company has the right to automatically convert the Series C Preferred Stock into common stock under certain circumstances.

    Each share of Series C Preferred Stock is entitled to the number of votes equal to the lesser of one or 1.30 divided by the average closing bid price of the Company's common stock during the fifteen consecutive trading days immediately prior to the date such shares of Series C Preferred Stock were purchased.

  In May 1996 the Company issued 2,000 shares of its Series D Preferred Stock together with warrants to purchase an aggregate of 810,126 shares of common stock for $2,000,000 cash. The Series D Preferred Stock has no voting rights, but is convertible into common stock at a conversion rate based upon average trading prices of the common stock.

                                       9